UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2014

TIPTREE FINANCIAL INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.
On December 4, 2014, Tiptree Financial Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission reporting that on December 4, 2014, the Company completed its acquisition of Fortegra Financial Corporation (“Fortegra”). This Form 8-K/A amends the Original Form 8-K solely to include the historical audited financial statements of Fortegra and the pro forma condensed consolidated financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited consolidated balance sheet of Fortegra as of September 30, 2014 and the related unaudited consolidated statements of income, unaudited consolidated statements of comprehensive income and unaudited consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013, the unaudited consolidated statement of stockholders’ equity for the nine months ended September 30, 2014 and the notes to the unaudited consolidated financial statements are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

The audited financial statements of Fortegra for the years ended December 31, 2013, 2012 and 2011 are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

The consent of McGladrey LLP, Fortegra’s independent registered public accounting firm who have audited Fortegra’s consolidated balance sheet as of December 31, 2013, and the related statements of income, comprehensive income, stockholders’ equity and cash flows for the year then ended is attached as Exhibit 23.1 to this Form 8-K/A.

The consent of Johnson Lambert LLP, Fortegra’s independent registered public accounting firm who audited Fortegra’s consolidated balance sheet as of December 31, 2012 , and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for the years ended December 31, 2012 and 2011, is attached as Exhibit 23.2 to this Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma combined financial information of the Company and Fortegra for the year ended December 31, 2013 and the nine months ended September 30, 2014 are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

(d) List of Exhibits:

23.1	Consent of McGladrey LLP, Independent Registered Public Accounting Firm.
23.2	Consent of Johnson Lambert LLP, Independent Registered Public Accounting Firm.
99.1
Unaudited consolidated balance sheet of Fortegra as of September 30, 2014 and the related unaudited consolidated statements of income, unaudited consolidated statements of comprehensive income and unaudited consolidated statements of cash flows for the nine months ended September 30, 2014 and 2013, the unaudited consolidated statement of stockholders’ equity for the nine months ended September 30, 2014 and the notes to the unaudited consolidated financial statements.

99.2	Audited consolidated financial statements of Fortegra for the years ended December 31, 2013, 2012 and 2011.
99.3	Unaudited pro forma combined financial statements and the notes related thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: February 12, 2015	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: President and Chief Executive Officer